UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2013

MEDIA ANALYTICS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-54828	45-0966109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1802, 18th Floor, Chinachem Exchange Square 1 Hoi Wan Street Quarry Bay, Hong Kong	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

FANSPORT, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 8.01	Other Items

On June 17, 2013, our board of directors and a majority of our stockholders approved a change of name of our company from Fansport, Inc. to Media Analytics Corporation.

Articles of Amendment to Articles of Incorporation were filed with the Florida Secretary of State on August 28, 2013, with an effective date of September 3, 2013.

The amendment has been reviewed by the Financial Industry Regulatory Authority (FINRA) and has been approved for filing with an effective date of September 3, 2013.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on September 3, 2013 under the symbol “MEDA”. Our new CUSIP number is 584393102.

Item 9.01	Financial Statements and Exhibits

3.1	Articles of Amendment to Articles of Incorporation filed with the Florida Secretary of State on August 28, 2013 with an effective date of September 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA ANALYTICS CORPORATION

/s/ Wong Hui Chung
Wong Hui Chung (Stephen Wong)
President and Director

Date:	August 30, 2013